[Conformed copy]








                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                       November 3, 2003 (November 3, 2003)

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                     1-9076                  13-3295276
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      (State or other jurisdiction     (Commission              (IRS Employer
            of incorporation)          File Number)         Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois        60069
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               (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits.
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             99. Press release of Registrant dated November 3, 2003.



Item 9.  Regulation FD Disclosure.
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                  Registrant is furnishing its press release dated November 3,
2003. The press release is included herewith as Exhibit 99 and is incorporated herein by reference.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FORTUNE BRANDS, INC.
                                ---------------------
                                         (Registrant)



                                By   /s/ C. P. Omtvedt
                                    --------------------------------
                                    C. P. Omtvedt
                                    Senior Vice President and
                                      Chief Financial Officer




Date:  November 3, 2003


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                                  EXHIBIT INDEX



                                                             Sequentially
Exhibit                                                      Numbered Page
-------                                                      -------------


99.      Press release of Registrant dated November 3, 2003.